UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2016

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 6700, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on July 27, 2016 (the “Commencement Date”), Halcón Resources Corporation (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”), filed voluntary petitions for relief (the cases commenced thereby, the “Bankruptcy Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On August 1, 2016, in connection with the Bankruptcy Cases and pursuant to an order of the Bankruptcy Court dated July 29, 2016 (the “Interim Order”), the Company entered into a Senior Secured Debtor-in-Possession Revolving Credit Agreement (the “DIP Credit Agreement”), with the lenders party thereto from time to time (the “DIP Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Under the DIP Credit Agreement, the DIP Lenders will make available a $600 million debtor-in-possession senior secured, super-priority revolving credit facility (the “DIP Facility”, and the loans thereunder, the “DIP Loans”), which will, subject to the terms set forth in the DIP Credit Agreement and the Exit Credit Agreement (as defined below), be rolled over or converted into, or otherwise refinanced with a $600 million exit senior secured reserve-based revolving credit facility (the “Exit Facility”), which will be evidenced by that certain Senior Secured Revolving Credit Agreement (the “Exit Credit Agreement”), by and among the Company, as borrower, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Pursuant to the terms of the Interim Order, the Debtors are authorized to borrow on an interim basis under the DIP Credit Agreement up to an aggregate principal amount of $500 million in DIP Loans.  The Interim Order also granted certain protections to the DIP Lenders including new post-petition replacement liens and super-priority administrative expense claims in the Bankruptcy Cases.  A hearing before the Bankruptcy Court to consider approval of the DIP Facility on a final basis is scheduled for August 23, 2016.  Upon entry of an order by the Bankruptcy Court approving the DIP Facility on a final basis, the Debtors will be authorized to borrow under the DIP Credit Agreement up to $600 million in aggregate principal amount of DIP Loans.

The Debtors anticipate using the proceeds of the DIP Facility to, among other things, (i) refund, refinance or replace the Company’s existing senior credit facility, (ii) provide for working capital and other general corporate purposes, including to finance capital expenditures and the making of certain interest payments as and to the extent set forth in the Interim Order and/or the final order, as applicable, of the Bankruptcy Court and in accordance with the Company’s budget and (iii) pay fees and expenses related to the transactions contemplated by the DIP Credit Agreement in accordance with such budget.

The maturity date of the DIP Facility is the earlier of (i) the date that is three (3) months following the Commencement Date, provided that such date may be extended in three-month increments at the request of the Company in its sole discretion, but in no event beyond the date that is twelve (12) months after the Commencement Date and (ii) the effective date of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court.

The DIP Loans bear interest at a rate per annum equal to (i) the alternative base rate plus an applicable margin of 1.75% to 2.75%, based on the utilization percentage of commitments under the DIP Credit Agreement or (ii) adjusted LIBOR plus an applicable margin of 2.75% to 3.75%, based on the utilization percentage of commitments under the DIP Credit Agreement, in each case, as selected by the Company.

Subject to certain exceptions, the DIP Facility is secured by a super-priority senior secured perfected security interest in substantially all of assets of the Company and the subsidiary guarantors.  The security interests and liens are subject to certain carve-outs and permitted liens, as set forth in the DIP Credit Agreement.

The DIP Credit Agreement contains certain (i) customary representations and warranties; (ii) affirmative and negative covenants, including delivery of financial statements; conduct of business; reserve reports; title information; “carve-out”; indebtedness; liens; dividends and distributions; investments; sale or discount of receivables; mergers; sale of properties; termination of swap agreements; transactions with affiliates; negative pledges; dividend restrictions; gas imbalances; take-or-pay or other prepayments and swap agreements; and (iii) events of default, including non-payment; breaches of representations and warranties; non-compliance with covenants or other agreements; cross-default to material indebtedness; judgments; change of control; dismissal (or conversion to chapter 7) of the Bankruptcy Cases; and failure to satisfy certain bankruptcy milestones.

The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description of the DIP Facility set forth in Item 1.01 is also incorporated into this Item 2.03.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.  Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (SEC), copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	DIP Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

August 2, 2016	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	DIP Credit Agreement